SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the registrant |X|

Filed by a party other than the registrant | |

Check the appropriate box:

| | Preliminary proxy statement.             | | Confidential for use of
                                                 the commission only (as
|X| Definitive proxy statement.                  permitted by Rule 14a-6(e)(2)).

| | Definitive additional materials.

| | Soliciting material pursuant to Rule 14a-12.


                       RICK'S CABARET INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)


Payment of filing fee: (check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: ___

(2) Aggregate number of securities to which transaction applies: ___

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___

(4) Proposed maximum aggregate value of transaction: ___

(5) Total fee paid: ___

| | Fee paid previously with preliminary materials: ___

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1(a)(2) and identify the filing for which the offsetting fee was paid previously, identify the previous filing by registration statement number, or the form or schedule and the date its filing.

(1) Amount Previously Paid: ___

(2) Form, Schedule or Registration Statement No.: ___

(3) Filing Party: ___

(4) Date Filed: ___

                       RICK'S CABARET INTERNATIONAL, INC.
                                10959 CUTTEN ROAD
                              HOUSTON, TEXAS 77066

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2005

     The Annual Meeting of Stockholders (the "Annual Meeting") of Rick's Cabaret International, Inc. (the "Company") will be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley), Houston, Texas 77060, on June 27, 2005 at 10:00 AM (CST) for the following purposes:

(1)  To elect five (5) directors.

(2) To ratify the selection of Whitley Penn as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2005.

(3) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on May 11, 2005, will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /S/ ERIC S. LANGAN
                                 CHAIRMAN OF THE BOARD AND PRESIDENT

JUNE 3, 2005
HOUSTON, TEXAS

                       RICK'S CABARET INTERNATIONAL, INC.
                                10959 CUTTEN ROAD
                              HOUSTON, TEXAS 77066

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2005

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of Rick's Cabaret International, Inc., a Texas corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 410 N. Sam Houston Parkway (Beltway 8 at Imperial Valley, "Rick's North"), Houston, Texas 77060, on June 27, 2005 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about June 3, 2005. The cost of solicitation of proxies is being borne by the Company.

     The close of business on May 11, 2005 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the record date, there were approximately 3,907,148 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Proposal Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of Number 2 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN AND (II) FOR THE RATIFICATION OF WHITLEY PENN AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

      ___________________________________________________________________

              (1)  TO ELECT FIVE (5) DIRECTORS FOR THE ENSUING YEAR
      ___________________________________________________________________

NOMINEES FOR DIRECTORS

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below. All of the nominees are presently our directors.

     Eric S. Langan, age 37, has been a Director of the Company since 1998 and the President of the Company since March 1999. Mr. Langan is also the Acting Chief Financial Officer of the Company. He has been involved in the adult entertainment business since 1989. From January 1997 through the present, he has held the position of President with X.T.C. Cabaret, Inc. From November 1992 until January 1997, Mr. Langan was the President of Bathing Beauties, Inc. Since 1989, Mr. Langan has exercised managerial control over the grand openings and operations of more than twelve adult entertainment businesses. Through these activities, Mr. Langan has acquired the knowledge and skills necessary to successfully operate adult entertainment businesses.

     Robert L. Watters, age 54, has been a director of the Company since 1986. Mr. Watters was president and chief executive officer of the Company from 1991 until March 1999. He was also a founder in 1989 and operator until 1993 of the Colorado Bar & Grill, an adult cabaret located in Houston, Texas and in 1988 performed site selection, negotiated the property purchase and oversaw the design and permitting for the cabaret that became the Cabaret Royale, in Dallas, Texas. Mr. Watters practiced law as a solicitor in London, England and is qualified to practice law in New York state. Mr. Watters worked in the international tax group of the accounting firm of Touche, Ross & Co. (now succeeded by Deloitte & Touche) from 1979 to 1983 and was engaged in the private practice of law in Houston, Texas from 1983 to 1986, when he became involved in the full-time management of the Company. Mr. Watters graduated from the London School of Economics and Political Science, University of London, in 1973 with a Bachelor of Laws (Honours) degree and in 1975 with a Master of Laws degree from Osgoode Hall Law School, York University. Since 1999, Mr. Watters has operated a cabaret in New Orleans.

     Alan Bergstrom, age 59, has been a director of the Company since 1999. Since 1997, Mr. Bergstrom has been the Chief Operating Officer of Eagle Securities which is an investment consulting firm. Mr. Bergstrom is also a registered stockbroker with Choice Investments, Inc. From 1991 until 1997, Mr. Bergstrom was a vice president--investments with Principal Financial Securities, Inc. Mr. Bergstrom holds a B.B.A. Degree in Finance (1967) from the University of Texas.

     Travis Reese, age 35, has been a director of the Company since 1999 and is the Company's Director of Technology. From 1997 through 1999, Mr. Reese was a senior network administrator at St. Vincent's Hospital in Santa Fe, New Mexico. During 1997, Mr. Reese was a computer systems engineer with Deloitte & Touche. From 1995 until 1997, Mr. Reese was a vice-president with Digital Publishing Resources, Inc., an Internet Service Provider. From 1994 until 1995, Mr. Reese was a pilot with Continental Airlines. From 1992 until 1994, Mr. Reese was a pilot with Hang On, Inc., an airline company. Mr. Reese has an Associates Degree in Aeronautical Science from Texas State Technical College.

     Steven L. Jenkins, age 48, has been a director of the Company since 2001. Mr. Jenkins has been a certified public accountant with Pringle Jenkins & Associates, P.C., located in Houston, Texas. Mr. Jenkins is the President and owner of Pringle Jenkins & Associates, P.C. Mr. Jenkins has a BBA Degree (1979) from Texas A&M University. Mr. Jenkins is a member of the AICPA and the TSCPA.

OUR DIRECTORS AND EXECUTIVE OFFICERS

     Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. Our Board of Directors consists of five persons.

--------------------------------------------------------------
       NAME            AGE               POSITION
--------------------------------------------------------------
Eric S. Langan          37  Director, CEO, President and Chief
                            Financial Officer
--------------------------------------------------------------
Travis Reese            35  Director and V.P.-Director of
                            Technology
--------------------------------------------------------------
Robert L. Watters       54  Director
--------------------------------------------------------------
Alan Bergstrom          59  Director
--------------------------------------------------------------
Steven L. Jenkins       48  Director
--------------------------------------------------------------

OUR OFFICERS

     In addition to being Directors, Eric S. Langan is also our CEO, President and Acting Chief Financial Officer, and Travis Reese is also our VP--Director of Technology.

RELATED TRANSACTIONS

     Our Board of Directors has adopted a policy that our business affairs will be conducted in all respects by standards applicable to publicly held corporations and that we will not enter into any future transactions and/or loans between us and our officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of our independent and disinterested directors. In our view, all of the transactions described below meet this standard.

     In May 2002, we loaned $100,000 to Eric Langan who is our Chief Executive Officer. The promissory note is unsecured, bears interest at 11% and is amortized over a period of ten years. The note contains a provision that in the event Mr. Langan leaves the Company for any reason, the note immediately becomes due and payable in full. The balance of the note was $81,084 as of May 11, 2005, and is included in other assets in our balance sheet.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Company has an Audit Committee whose members are Robert L. Watters, Alan Bergstrom and Steven L. Jenkins. Mr. Watters was our President until March 1999, and has not been an officer or employee since March 1999. Mr. Watters, Mr. Bergstrom and Mr. Jenkins are independent Directors. The primary purpose of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee meets privately with our Chief Accounting Officer and with our independent registered public accounting firm and evaluates the responses by the Chief Accounting Officer both to the facts presented and to the judgments made by our outside independent registered public accounting firm. Our Audit Committee has reviewed and discussed our audited financial statements for the year ended September 30, 2004 with our management. Steven L. Jenkins serves as the Audit Committee's Financial Expert.

     In May 2000, our Board adopted a Charter for the Audit Committee. A copy of the Audit Committee Charter is attached hereto as Exhibit "A." The Charter establishes the independence of our Audit Committee and sets forth the scope of the Audit Committee's duties. The Purpose of the Audit Committee is to conduct continuing oversight of our financial affairs. The Audit Committee conducts an ongoing review of our financial reports and other financial information prior to their being filed with the Securities and Exchange Commission, or otherwise provided to the public. The Audit Committee also reviews our systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct. A majority of the members of the Audit Committee will be independent. The Audit Committee is objective, and reviews and assesses the work of our independent registered public accounting firm and our internal audit department.

     The Audit Committee reviewed and discussed the matters required by SAS 61 and our audited financial statements for the fiscal year ended September 30, 2004 with management and our independent registered public accounting firm. The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board No. 1, and the Audit Committee has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence. The Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year September 30, 2004 be included in our Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

     The Company has a Nominating Committee whose members are Robert L. Watters, Alan Bergstrom and Steven L. Jenkins. In July 2004, the Board unanimously adopted a Charter with regard to the process to be used for identifying and evaluating nominees for director. The Charter establishes the independence of our Nominating Committee and sets forth the scope of the Nominating Committee's duties. A majority of the members of the Nominating Committee will be independent. A copy of the Nominating Committee's Charter can be found on the Company's website at www.ricks.com.
                        -------------

     Subsequent to the fiscal year ending September 30, 2004, the Board of Directors formed a Compensation Committee whose members are Robert Watters, Alan Bergstrom and Steven L. Jenkins. Decisions concerning executive officer compensation for the fiscal year ending September 30, 2004 were made by the full Board of Directors. Eric S. Langan and Travis Reese are the only directors of the Company who are also officers of the Company. The primary purpose of the Compensation Committee is to evaluate and review the compensation of executive officers.

     The Board of Directors held nine (9) meetings during the fiscal year ended September 30, 2004, one (1) of which was held by unanimous written consent. The Audit Committee held four (4) meetings during the fiscal year ended September 30, 2004. All of our Directors attended at least 75% of our Board meetings. All of our Audit Committee members attended at least 75% of our Audit Committee meetings.

     There is no family relationship between or among any of the directors and executive officers of the Company.

DIRECTOR COMPENSATION

     We do not currently pay any cash directors' fees, but we pay the expenses of our directors in attending board meetings. In September 2004, we issued 10,000 options to each Director who is a member of our audit committee and 5,000 options to our other Directors. These options have a strike price of $2.54 per share and expire in September 2009.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements.

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for services to us for the fiscal years ended September 30, 2004, 2003 and 2002 certain executive officers. No other executive officer of ours received compensation that exceeded $100,000 during fiscal 2004. Mr. Langan is Chairman, a Director, President and Acting Chief Financial Officer. Mr. Reese is Director and V.P.-Director of Technology.

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                       Long-Term Compensation
                     Annual Compensation                                 Awards       Payouts
---------------------------------------------------------------------------------------------------------------------
                                                                       Restricted    Securities
Name and                                                   Other          Stock      Underlying    LTIP       All
Principal Position   Year       Salary      Bonus ($)     Annual         Awards       Options/    Payout     Other
                                 ($)                   Compensation        ($)        SARs (#)       s       Compen
                                                          ($)(1)                                    ($)    sation ($)
---------------------------------------------------------------------------------------------------------------------
Eric Langan           2004  $      326,038        -0-           -0-             -0-      280,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------
                      2003  $      260,000        -0-           -0-             -0-        5,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------
                      2002  $      260,000        -0-           -0-             -0-          -0-      -0-         -0-
---------------------------------------------------------------------------------------------------------------------
Travis Reese          2004  $      161,000        -0-           -0-             -0-       55,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------
                      2003  $      158,855        -0-           -0-             -0-        5,000      -0-         -0-
---------------------------------------------------------------------------------------------------------------------
                      2002  $      137,500        -0-           -0-             -0-          -0-      -0-         -0-
---------------------------------------------------------------------------------------------------------------------

(1) We provide certain executive officers certain personal benefits. Since the value of such benefits do not exceed the lesser of $50,000 or 10% of annual compensation, the amounts are omitted.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------
                               (INDIVIDUAL GRANTS)
--------------------------------------------------------------------------------------
                Number of      Percent of Total
               Securities        Options/SARs
               Underlying         Granted to        Exercise of Base
    Name      Options/SARS   Employees in Fiscal      Price ($/Sh)     Expiration Date
               Granted (#)         Year (%)
--------------------------------------------------------------------------------------
Eric Langan         75,000                 13.04%  $             2.20        2/06/2009
--------------------------------------------------------------------------------------
                  5,000 (1)                  .86%  $             2.54        9/14/2009
--------------------------------------------------------------------------------------
                   200,000                 34.78%  $             2.49        9/14/2009
--------------------------------------------------------------------------------------
Travis Reese      5,000 (1)                  .86%  $             2.54        9/14/2009
--------------------------------------------------------------------------------------
                    55,000                  9.56%  $             2.49        9/14/2009
--------------------------------------------------------------------------------------

(1) These options were granted to Messrs. Langan and Reese for serving in their capacity as Directors. There were no exercises of options by these persons during the fiscal year ended September 30, 2004.

                       AGGREGATED OPTION/SAR EXERCISES IN
                  LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                  ---------------------------------------------

---------------------------------------------------------------------------------------------
                                                        Number of       Value of Unexercised
                                                       Unexercised          In-The-Money
                                                        Underlying       Options/SARs at FY
              Shares Acquired                       Options/SARs at FY        end ($);
    Name      on Exercise (#)   Value Realized ($)       end (#);           Exercisable/
                                                       Exercisable/         Unexercisable
                                                      Unexercisable
---------------------------------------------------------------------------------------------
Eric Langan            -0- (1)                 -0-     190,000/205,000  $         16,100/ -0-
---------------------------------------------------------------------------------------------
Travis Reese           -0- (1)                 -0-       40,000/55,000  $          6,350/ -0-
---------------------------------------------------------------------------------------------

(1) These persons did not exercise of options during the fiscal year ended September 30, 2004.

EMPLOYEE  STOCK  OPTION  PLANS

     While we have been successful in attracting and retaining qualified personnel, we believe that our future success will depend in part on our continued ability to attract and retain highly qualified personnel. We pay wages and salaries that we believe are competitive. We also believe that equity ownership is an important factor in our ability to attract and retain skilled personnel. We have adopted Stock Option Plans for employee and directors. The purpose of the Plans is to further our interests, our subsidiaries and our stockholders by providing incentives in the form of stock options to key employees and directors who contribute materially to our success and profitability. The grants recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in our continued success and progress. The Plans also assist the Company and our subsidiaries in attracting and retaining key employees and directors. The Plans are administered by the Board of Directors. The Board of Directors has the exclusive power to select the participants in the Plans, to establish the terms of the options granted to each participant, provided that all options granted shall be granted at an exercise price equal to at least 85% of the fair market value of the common stock covered by the option on the grant date and to make all determinations necessary or advisable under the Plans.

     In 1995 we adopted the 1995 Stock Option Plan. A total of 300,000 shares may be granted and sold under the 1995 Plan. As of September 30, 2001, a total of 167,500 stock options had been granted and are outstanding under the Plan, none of which have been exercised. We do not plan to issue any additional options under the 1995 Plan.

     In August 1999 we adopted the 1999 Stock Option Plan (the "1999 Plan") with 500,000 shares authorized to be granted and sold under the 1999 Plan. In August 2004, shareholders approved an Amendment to the 1999 Plan (the "Amendment") which increased the total number of shares authorized to 1,000,000. As of September 30, 2004, 908,000 stock options are presently outstanding under the 1999 Plan. As of May 11, 2005, 45,000 of these stock options have been exercised.


EQUITY COMPENSATION PLAN INFORMATION(1)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                      NUMBER OF SECURITIES
                                                                                                    REMAINING AVAILABLE FOR
                                 NUMBER OF SECURITIES TO BE                                       FUTURE ISSUANCE UNDER EQUITY
                                  ISSUED UPON EXERCISE OF         WEIGHTED-AVERAGE EXERCISE            COMPENSATION PLANS
                               OUTSTANDING OPTIONS, WARRANTS    PRICE OF OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES REFLECTED
                                         AND RIGHTS                  WARRANTS AND RIGHTS                 IN COLUMN (a))

PLAN CATEGORY                               (a)                              (b)                              (c)
--------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans                             908,000  $                          2.42                            92,000
approved by security holders
--------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                               0                                0                           300,000
approved by security holders
--------------------------------------------------------------------------------------------------------------------------------
         TOTAL                                        908,000  $                          2.42                           392,000
--------------------------------------------------------------------------------------------------------------------------------

(1)  As of September 30, 2004.

EMPLOYMENT  AGREEMENTS

     We have a one-year employment agreement with Eric S. Langan (the "Langan Agreement"). The Langan Agreement extends through April 1, 2006 and provides for an annual base salary of $340,000. The Langan Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Langan Agreement contains a confidentiality provision and an agreement by Mr. Langan not to compete with us upon the expiration of the Langan Agreement. We have not established long term incentive plans or defined benefit or actuarial plans. Under a prior employment agreement which expired April 1, 2005, Mr. Langan received options to purchase 75,000 shares at an exercise price of $2.20 per share, which are fully vested and expire on December 31, 2009.

     We have a three-year employment agreement with Travis Reese (the "Reese Agreement"). The Reese Agreement extends through February 1, 2007 and provides for an annual base salary of $175,000. The Reese Agreement also provides for participation in all benefit plans maintained by us for salaried employees. The Reese Agreement contains a confidentiality provision and an agreement by Mr. Reese not to compete with us upon the expiration of the Reese Agreement. We have not established long term incentive plans or defined benefit or actuarial plans.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information at May 11, 2005, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to us who owns beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown. As of May 11, 2005, there were 3,907,148 shares of common stock outstanding.

--------------------------------------------------------------------------------
NAME/ADDRESS                      NUMBER OF SHARES   TITLE OF CLASS  PERCENT OF
                                                                      CLASS (8)
--------------------------------------------------------------------------------
Eric S. Langan                        1,020,960 (1)  Common stock          24.9%
10959 Cutten Road
Houston, Texas 77066
--------------------------------------------------------------------------------
Robert L. Watters                        25,000 (2)  Common stock           0.6%
315 Bourbon Street
New Orleans, Louisiana 70130
--------------------------------------------------------------------------------
Steven L. Jenkins                        10,000 (3)  Common stock           0.2%
16815 Royal Crest Drive
Suite 160
Houston, Texas 77058
--------------------------------------------------------------------------------
Travis Reese                             29,775 (4)  Common stock           0.7%
10959 Cutten Road
Houston, Texas 77066
--------------------------------------------------------------------------------
Alan Bergstrom                           25,000 (2)  Common stock           0.6%
707 Rio Grande, Suite 200
Austin, Texas 78701
--------------------------------------------------------------------------------


                                        9

--------------------------------------------------------------------------------
All of our Directors and              1,110,735 (7)  Common stock          26.5%
Officers as a
Group of five persons
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
E. S. Langan. L.P.                         578,632   Common stock          14.8%
10959 Cutten Road
Houston, Texas 77066
--------------------------------------------------------------------------------
Ralph McElroy                           817,147 (5)  Common stock          20.9%
1211 Choquette
Austin, Texas, 78757
--------------------------------------------------------------------------------
William Friedrichs                      401,850 (6)  Common stock          10.2%
16815 Royal Crest Dr., Suite 260
Houston, Texas 77058
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

_____________________________

(1) Mr. Langan has sole voting and investment power for 252,328 shares that he owns directly. Mr. Langan has shared voting and investment power for 578,632 shares that he owns indirectly through E. S. Langan, L.P. Mr. Langan is the general partner of E. S. Langan, L.P. This amount also includes options to purchase up to 190,000 shares of common stock that are presently exercisable.

(2) Includes options to purchase up to 25,000 shares of common stock that are presently exercisable.

(3) Includes options to purchase up to 10,000 shares of common stock that are presently exercisable.

(4) Includes 7,275 shares of common stock and options to purchase up to 22,500 shares of common stock that are presently exercisable.

(5) Includes 66,545 shares of common stock that would be issuable upon conversion of a convertible debenture held by Mr. McElroy. Also includes 52,135 shares of common stock that would be issuable upon conversion of a convertible promissory note held by Mr. McElroy.

(6) Includes 170,000 shares owned by WMF Investments, Inc. Mr. Friedrichs is a control person of WMF Investments, Inc.

(7) Includes options to purchase up to 272,500 shares of common stock that are presently exercisable.

(8) These percentages exclude treasury shares in the calculation of percentage of class.



We are not aware of any arrangements that could result in a change of control.

    ________________________________________________________________________

                   (2) TO RATIFY THE SELECTION OF WHITLEY PENN
                     AS THE COMPANY'S INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                           FOR THE FISCAL YEAR ENDING
                               SEPTEMBER 30, 2005
    ________________________________________________________________________

     The Board of Directors has selected Whitley Penn as the Company's independent registered public accounting firm for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing independent registered public accounting firm, Whitley Penn, for the fiscal year ending September 30, 2005. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Whitley Penn as the Company's independent registered public accounting firm is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select another independent registered public accounting firm for the fiscal year ending September 30, 2005. A representative of Whitley Penn is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions. The Board of Directors unanimously recommends a vote FOR the ratification of Whitley Penn as independent registered public accounting firm for fiscal year ending September 30, 2005.

     The following table sets forth the aggregate fees paid or accrued for professional services rendered by Whitley Penn for the audit of our annual financial statements for fiscal year 2004 and fiscal year 2003 and the aggregate fees paid or accrued for audit-related services and all other services rendered by Whitley Penn for fiscal year 2004 and fiscal year 2003.

                     2004    2003
                    ------  ------
Audit fees          77,613  30,891
Audit-related fees       -       -
Tax fees                 -       -
All other fees           -       -
                    ------  ------

Total               77,613  30,891
                    ------  ------

The category of "Audit fees" includes fees for our annual audit, quarterly reviews and services rendered in connection with regulatory filings with the SEC, such as the issuance of comfort letters and consents.

     The category of "Audit-related fees" includes employee benefit plan audits, internal control reviews and accounting consultation.

     The category of "Tax fees" includes consultation related to corporate development activities.

     All above audit services, audit-related services and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's outside auditor independence policy provides for pre-approval of all services performed by the outside auditors.

AUDITOR  INDEPENDENCE

     Our Audit Committee considered that the work done for us in fiscal 2004 by Whitley Penn was compatible with maintaining Whitley Penn's independence.

AUDITOR'S  TIME  ON  TASK

     All of the work expended by Whitley Penn on our fiscal 2004 audit was attributed to work performed by Whitley Penn's full-time, permanent employees.


       ___________________________________________________________________

                                       (3)
                                  OTHER MATTERS
       ___________________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.


FUTURE  PROPOSALS  OF  STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2005 Annual Meeting of Stockholders is January 15, 2006.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /S/ ERIC S. LANGAN
                                  ------------------
                                  CHAIRMAN OF THE BOARD AND PRESIDENT


JUNE 3, 2005
HOUSTON, TEXAS

                                   EXHIBIT "A"



                       RICK'S CABARET INTERNATIONAL, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

1. Purpose. The Audit Committee of the Board of Directors shall conduct continuing oversight of the financial affairs of Rick's Cabaret International, Inc.

2.   Scope of Review. The Audit Committee shall conduct an ongoing review the
     Corporation's:

     * Financial reports and other financial information prior to their being filed with the U.S. Securities and Exchange Commission or otherwise provided to the public.

     * Systems, methods and procedures of internal controls in the areas of: financial reporting, audits, treasury operations, corporate finance, managerial, financial and SEC accounting, compliance with law, and ethical conduct.

3.   General Tasks. The Audit Committee shall:

     *    Be objective. A majority of the Audit Committee shall be independent.

     * Recommend and encourage improvements in the Corporation's financial affairs.

     * Review and assess the work of the Corporation's independent accountant and internal audit department.

     * Solicit and encourage comments from the Corporation's independent accountant, financial and senior management, internal audit department and the Board of Directors.

4. Audit Committee Members. The Audit Committee shall consist of one or more Members (the "Members"), a majority of whom are independent Directors. The Board of Directors shall elect the Members annually. Members shall serve until their successors are duly elected and qualified. Unless an Audit Committee Chairperson is elected by the full Board, the Members of the Committee may designate a Chairperson by majority vote of the all Members.

5. The independent members shall be free from any relationship that could conflict with an independent member's independent judgment. Any non-independent member shall exercise judgment as if that member was independent. All Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

6.   Independence. Independent Director is defined as a director who has:

     * Not been employed by the Corporation or its affiliates in the current or past three years.

     * Not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation).

     * No immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer.

     * Not been a partner, controlling shareholder or an executive officer of any other for-profit entity to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the other entity's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

     * Not been employed as an executive of another entity where the Corporation's executives serve on the other entity's compensation committee.

7. Meetings. The Audit Committee shall meet at least four times per year, and may meet as frequently as deemed necessary. The Audit Committee shall meet separately in closed meetings at least once each year with management, the director of internal audit and the independent accountant to discuss any matter. The Audit Committee shall select one of its Members each quarter to meet with management, the director of internal audit and the independent accountant for the purposes set forth below.

8.   Specific Tasks. The Audit Committee shall:

     (a)  Assess and, if necessary, update this Charter at least annually.

     (b) Review the Corporation's annual, quarterly and other financial statements and any other reports, financial information or other material filed with any governmental body (except for litigation matters in the ordinary course of business) or announced to the public, including the independent accountant's certifications, reports, opinions, or reviews.

     (c) Review the regular internal reports to management prepared by the internal audit department and management's response thereto.

     (d) Review with management and the independent accountant all Form 10-QSB's prior to the filing or prior to the release of earnings information to the public. The Chairperson of the Audit Committee may represent the entire Audit Committee for the review of the Form 10-QSB.

     (e) Recommend to the Board of Directors the selection of the independent accountant for each fiscal year, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountant. On an annual basis, the Audit Committee shall review and discuss with the independent accountant all significant relationships the independent accountant has with the Corporation to determine the accountant's independence.

     (f) Review the performance of the independent accountant and approve any proposed discharge of the independent accountant when circumstances warrant.

     (g) Periodically consult with the independent accountant, out of the presence of management, about internal controls and the completeness and accuracy of the Corporation's financial statements.

     (h) Continually review the integrity of the Corporation's internal and external financial reporting processes. The Audit Committee shall consult with the independent accountant and the internal auditors for this review.

     (i) Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles in relation to the Corporation's internal and external financial reporting.

     (j) Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices.

     (k) Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountant and the internal auditors in connection with the appropriateness and application of accounting principles made in management's preparation of the financial statements.

     (l) Following completion of the annual audit, review separately with each of management, the independent accountant and the internal audit department whether any difficulties were encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     (m) Review any disagreement among management and the independent or the internal auditing department in connection with the preparation of the financial statements or the appropriateness and application of accounting principles made in management's preparation of the financial statements.

     (n) Review with the independent accountant, the internal audit department and management whether and how changes or improvements in the Corporation's financial or accounting practices, as approved by the Audit Committee, have been implemented. The Audit Committee shall conduct this review promptly after the implementation of the changes or improvements.

     (o) Establish a code of corporate compliance with law and a code of ethical conduct, and review the Corporation's implementation and enforcement of these codes.

     (p) Review activities, organizational structure, and qualifications of the internal audit department.

     (q) Review, with the Corporation's counsel, legal compliance matters including policies regarding trading in the Corporation's securities.

     (r) Review, with the Corporation's counsel, any legal matter that could have a material impact on the Corporation's financial statements.

     (s) Perform any other activities consistent with this Charter, the Corporation's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.